SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2004

(Date of earliest event reported)

Independence Community Bank Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-23229	11-3387931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Montague Street, Brooklyn, New York	11201

(Address of principal executive offices)	(Zip Code)

(718) 722-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

TABLE OF CONTENTS

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On March 1, 2004, the Company announced the completion of the previously disclosed sale of the majority of the assets and operations of SIB Mortgage Corp., the mortgage banking subsidiary of SI Bank & Trust, to Lehman Brothers. The information in the press release is incorporated herein by reference. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release dated March 1, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENCE COMMUNITY BANK CORP.
Date: March 2, 2004	By:	/s/ Frank W. Baier
Frank W. Baier
Executive Vice President, Chief Financial Officer and Treasurer

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